UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 9, 2022
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously announced in the Current Report on Form 8-K filed by Jushi Holdings Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 8, 2022, the Company closed a tranche of a private placement (“Offering”) and issued approximately $69 million aggregate principal amount of 12% second lien notes (“Notes”) and detached four-year warrants to purchase up to approximately 16 million of the Company’s subordinate voting shares at an exercise price of $2.086 (“Warrants”). On December 9, 2022 (the “Second Tranche Closing Date”), the Company closed on a second tranche of the Offering for an additional aggregate principal amount of $3 million of Notes and 719,080 Warrants purchased by James A. Cacioppo, the Company’s Chief Executive Officer, Chairman and Founder. Mr. Cacioppo was not involved in pricing or setting the terms of the Offering. An additional $1.5m in binding subscription agreements and funding has been received and is pending closing.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 2.03 of this Current Report on Form 8-K with respect to the Warrants is incorporated into this Item 3.02.
As described in Item 2.03, on the Second Tranche Closing Date, the Company issued Warrants to Mr. Cacioppo to purchase up to 719,080 of the Company’s subordinate voting shares. The Warrants were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder. Mr. Cacioppo is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 9, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date:	December 15, 2022	By:	/s/ Jon Barack
Jon Barack
President and Interim Chief Financial Officer